As filed with the Securities and Exchange Commission on October 31, 2003

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|     Preliminary Proxy Statement                    |_| Confidential, For Use of the Commission Only (as
                                                           permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person Filing Proxy Statement, Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)     Total fee paid:
--------------------------------------------------------------------------------

|_|     Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)     Amount Previously Paid: $
--------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)     Filing Party:
--------------------------------------------------------------------------------
(4)     Date Filed:
--------------------------------------------------------------------------------

                              [Robocom Letterhead]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 8, 2003

                                        November 3, 2003

To the Shareholders of Robocom Systems International Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Robocom Systems International Inc., a New York corporation (the "Company"), will be held in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Ave., Massapequa, NY 11758, on December 8, 2003 at 10:00 A.M., local time, for the following purposes:

      1. the election of four (4) directors to the Board of Directors to hold office until the 2004 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

      2. a proposal to ratify the selection of independent auditors for the Company's current fiscal year; and

      3.    such other business as may properly come before the Annual Meeting.

      Only shareholders of record at the close of business on Monday, October 27, 2003 will be entitled to vote at the Annual Meeting.

      Whether or not you expect to attend the Annual Meeting, please mark, sign and promptly return the enclosed proxy in the postpaid envelope provided. If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

                                        Sincerely,

                                        Irwin Balaban
                                        Chairman of the Board
                                        and Chief Executive Officer

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
                                511 Ocean Avenue
                           Massapequa, New York 11758

                                 PROXY STATEMENT

                                     GENERAL

      This Proxy Statement is furnished to shareholders of Robocom Systems International Inc., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company (the "Board"), of proxies to be voted at the Annual Meeting of Shareholders, to be held on December 8, 2003, at 10:00 A.M., local time, in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, NY 11758, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders of the Company on or about November 3, 2003, accompanied by the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003.

      At the Annual Meeting, the following matters will be considered and voted upon:

      (1) the election of four (4) directors to the Board of Directors to hold office until the 2004 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;

      (2) a proposal to ratify the selection of independent auditors for the Company's current fiscal year; and

      (3)   such other business as may properly come before the Annual Meeting.

Voting and Revocation of Proxies; Adjournment

      All of the voting securities of the Company represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors and for the ratification of the selection of independent auditors for the Company's current fiscal year, and at the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting. The Board does not know of any matters to be considered at the Annual Meeting other than the election of directors and the ratification of the selection of independent auditors for the Company's current fiscal year.

      If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

      A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast at the Annual Meeting by the shareholders entitled to vote is required to take any other action. Although no formal agreement exists, the Company anticipates that approximately 2,514,100 shares (approximately 55.9% of the outstanding shares) of Common Stock, par value $.01 per share (the "Common Stock"), beneficially owned in the aggregate by Mr. Irwin Balaban, Chairman of the Board and Chief Executive Officer of the Company, Mr. Herbert Goldman, a Director of the Company, and Mr. Lawrence B. Klein, the Secretary and a Director of the Company, will be voted as recommended for the director nominees set forth herein and for the ratification of the selection of the Company's independent auditors named herein. Accordingly, the Board anticipates its nominees will be elected to serve as the Company's directors and the selection of the independent auditors for the Company's current fiscal year will be ratified. In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

      Abstentions and broker non-votes are counted in determining the existence of a quorum but are not counted as votes cast for the proposals as to which the shareholder abstained or the broker withheld authority. Abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

Solicitation

      The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors, officers or other employees of the Company may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of the Company for such services. The total cost of any such solicitation will be borne by the Company and will include reimbursement of brokerage firms and other nominees.

Quorum and Voting Rights

      The Board has fixed October 27, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Voting Securities and Principal Holders Thereof

      The following table sets forth, as of October 15, 2003, the names, addresses and number of shares of Common Stock beneficially owned by (i) all persons known to the management of the Company to be beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each named Executive Officer and (iv) all executive officers and directors of the Company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

                                               Number of Shares
            Name and Address of                  Beneficially       Percentage of Outstanding
            Beneficial Owner (1)                   Owned(2)        Shares Beneficially Owned(2)
            --------------------                   --------        ----------------------------
Irwin Balaban .................................     991,100(3)                22.02%
Judy Frenkel ..................................      68,200(4)                 1.50
Robert B. Friedman ............................      45,000(5)                 0.99
Herbert Goldman ...............................     889,000(6)                19.75
Lawrence B. Klein .............................     649,000(7)                14.42
All executive officers and directors as a group
    (5 persons) ...............................   2,642,300(8)                58.68

------------------

      (1) The address of each beneficial owner of more than 5% of the outstanding shares of Common Stock is c/o Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758.

      (2) Except as indicated in the footnotes to this table, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. In accordance with the rules of the Securities and Exchange Commission (the "Commission"), a person or entity is deemed to be the beneficial owner of Common Stock that can be acquired by such person or entity within 60 days upon the exercise of options or warrants or other rights to acquire Common Stock. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. The inclusion herein of such shares listed as beneficially owned does not constitute an admission of beneficial ownership.

      (3) Includes 564,000 shares held by I&T Balaban L.P., limited partnership controlled by Mr. Balaban, and 5,000 shares subject to options that are presently exercisable.

      (4) Includes 40,000 shares subject to options that are presently exercisable.

      (5) Represents 45,000 shares subject to options that are presently exercisable.

      (6) Includes 564,000 shares held by H & N Goldman L.P., a limited partnership controlled by Mr. Goldman, 160,000 shares held by the Herbert Goldman Revocable Trust, 160,000 shares held by the Naomi J. Goldman Revocable Trust and 5,000 shares subject to options that are presently exercisable.

      (7) Includes 5,000 shares subject to options that are presently exercisable.

      (8) Includes 100,000 shares subject to options that are presently exercisable.

                       PROPOSAL 1 - Election of Directors

      The Amended and Restated Bylaws of the Company provide that the number of directors of the Company shall be at least three and not more than seven, except that where all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three, but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of the Board or of the shareholders. The Board currently consists of four directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

      Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board listed below to serve until the date of the next annual meeting of the shareholders of the Company and until their successors are duly elected and qualified. Although the directors of the Company have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board.

      The following table sets forth certain information regarding the director nominees. All of the following individuals currently serve as directors of the
Company:

                                                   Principal Occupation for Past Five Years and
        Name              Age                      Current Public Directorships or Trusteeships
        ----              ---                      --------------------------------------------
Irwin Balaban              71     Mr. Balaban, a co-founder of the Company, has been Chairman of the Board since
                                  1983. From 1983 until his retirement in March 1999, he was President and Chief
                                  Executive Officer of the Company. Since March 1999, he has been providing consulting services to the Company. In his capacity as a consultant to the
                                  Company, in July 2001, he assumed the offices of President and Chief Executive
                                  Officer.

Mr. Robert Friedman        64     Mr. Friedman has been a director of the Company since March 2003. For more than the past five years, Mr. Friedman has been the principal owner and managing partner of several business ventures, including, the Norwich (CT) Navigators, which is the Class AA affiliate of the San Francisco Giants major league baseball team, the Norwich (CT) Comfort Suites Hotel, the Nathan Hale Inn & Conference
                                  Center at the University of Connecticut and the Middletown Inn & Conference
                                  Center. From 1969 to 1989, Mr. Friedman, a graduate of The Wharton School of the
                                  University of PA, was President and a Director of the Middex Development
                                  Corporation, a national real estate development company, involved in the development, ownership and management of hotels and office buildings.

                                                   Principal Occupation for Past Five Years and
        Name              Age                      Current Public Directorships or Trusteeships
        ----              ---                      --------------------------------------------
Herbert Goldman            72     Mr. Goldman, a co-founder of the Company, has been a director since 1983. He provided consulting services to the Company from his retirement in 1996 until May
                                  2000. From 1991 until his retirement, Mr. Goldman had been Executive Vice
                                  President - Operations of the Company.

Lawrence B. Klein          69     Mr. Klein, a co-founder of the Company, has been a director since 1991. He was
                                  Executive Vice President - Worldwide from May 1999 until his retirement in May
                                  2000, and from May 2000 to May 2001, provided consulting services to the Company.
                                  From 1991 to May 1999, Mr. Klein was the Executive Vice President, Marketing and
                                  Sales of the Company.

Vote Required

      A plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election is required to elect the director nominees.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                   "FOR" THE DIRECTOR NOMINEES OF THE BOARD.

                        DIRECTORS AND EXECUTIVE OFFICERS

Directors

      Biographical information concerning the Directors of the Company is set forth above under the caption "Proposal 1 - Election of Directors".

Executive Officers

      In addition to the nominee for Director listed above who is also an executive officer of the Company, set forth below is a brief description of the remaining executive officers of the Company:

      Richard Adamo has been Vice President - Project Management since September 2000. From September 1997 to February 2000, Mr. Adamo had been the Manager of the Project Management Group of the Company.

      Judy Frenkel has been Chief Operating Officer of the Company since July 2001. From September 2000 to July 2001, Ms. Frenkel had been Senior Vice-President - Systems Development. From September 1999 to September 2000, she had been Vice President - Systems Development of the Company. From September 1992 to September 1999, she was the manager of Systems Analysis for the Company.

      Susan Loeser has been Vice President - Customer Support since September 2000. From October 1992 to September 2000, Ms. Loeser had been the Manager of the Documentation and Training Group of the Company.

Certain Relationships and Related Transactions

      The Company leases approximately 10,000 square feet of office space, which functions as its corporate headquarters, in Massapequa, New York, pursuant to a lease between the Company and Robocom Properties Inc. ("Properties") that expires on December 31, 2010. The shareholders of Properties are Messrs. Balaban, Goldman and Klein and Robert O'Connor, a former executive officer of the Company. In connection therewith, the Company incurred expenses of $174,365, $177,991 and $168,000 in fiscal 2001, 2002 and 2003, respectively. As of May 31,
2003, $8,000 was unpaid. In fiscal 2002, $161,872 was converted to long-term debt as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. On May 27, 2003, this long-term debt, plus the related accrued interest of $4,856, was exchanged for warrants to purchase 100,000 shares of Common Stock, at an exercise price of $.50 per share. These stock purchase warrants can be exercised at any time and will expire on May 31, 2008.

      Since January 1, 1998, the annual base rental of $168,000 payable under the lease has been adjusted and thereafter will be adjusted each year by the ratio of the prime rate as published in the Wall Street Journal on January 2 of such year to the prime rate as published in the Wall Street Journal on January 2, 1997, which was 8.25%. The prime rate on January 2, 2003 was 4.25%. However, the parties have agreed that rent will not be less than $14,000 per month. The Company believes that these rental terms are at least as favorable to the Company as could be obtained from an unaffiliated third party.

      Irwin Balaban, Chairman of the Board, President and Chief Executive Officer of the Company, entered into a three-year agreement on April 1, 1999, pursuant to which Mr. Balaban was to receive $12,000 per year for providing consulting services on an as-needed basis. During fiscal 2001 and 2002, consulting fees of approximately $28,000 were incurred under this agreement. At May 31, 2002, $37,196 was unpaid relating to such services. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2003, $25,194 remained unpaid under this note.

      Lawrence Klein, a director of the Company, entered into a one-year agreement on May 16, 2000, pursuant to which Mr. Klein was to receive $18,000 per year for providing consulting services to the Company on an as-needed basis. This agreement was not renewed in fiscal 2001. At May 31, 2002, $9,661 remained unpaid under this agreement. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2003, $3,640 remained unpaid under this note.

      Herbert Goldman, a director of the Company, entered into a three-year agreement on May 15, 1997, pursuant to which Mr. Goldman was to receive $12,000 per year for providing consulting services on an as-needed basis. At May 31, 2002, $5,853 remained unpaid under this agreement. This amount was converted to a promissory note as of May 30, 2002, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. At May 31, 2003, $4,809 remained unpaid under this note.

      During fiscal 2001, the Company secured a line of credit of $1,050,000 from three principal shareholders and directors of the Company, including Irwin Balaban, the Company's Chief Executive Officer. As of May 31, 2001, $550,000 had been drawn down from this line of credit. The line of credit expired on September 19, 2001 and was been replaced with a line of credit from Baseboard Investments, LLC, a limited liability company, the members of which consist of the same three principal shareholders and directors of the Company. This line of credit provides for borrowings of up to $1,250,000, and was to expire in September 2002. As of August 16, 2002, this line of credit was extended until September 19, 2004, under the existing terms. As of May 31, 2003, $240,146 had been drawn down from this line of credit.

Compliance with Section 16(A) Of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 ( the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Stockholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% Stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with.

Board of Directors Meetings and Committees

      The Board of Directors met twice during the fiscal year ended May 31, 2003. Each director attended at least 75% of the Board and Committee meetings of which he was a member during such time as he served as a director. From time to time, the members of the Board act by unanimous written consent pursuant to the Business Corporation Law of the State of New York, as amended.

Audit Committee Report

      The Board of Directors has an Audit Committee, which currently consists of Messrs. Balaban and Friedman. Mr. Friedman has been appointed to sit on the Audit Committee to serve as its audit committee financial expert. Mr. Friedman is considered independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, as amended. The Audit Committee is responsible for recommending independent auditors for selection by the Board of Directors, reviewing with the independent auditors the scope and results of the audit engagement, monitoring the Company's financial policies and internal control procedures, and reviewing and monitoring the provisions of non-audit services performed by the Company's independent auditors. The Audit Committee acts under a written charter first adopted and approved in September 1997 and attached to this Proxy Statement as "Annex A". The Audit Committee held one meeting during the fiscal year ended May 31, 2003.

      The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended May 31, 2003 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Eisner & Lubin, LLP ("E&L"), the Company's independent auditors.

      With respect to the Company's independent auditors, the Audit Committee, among other things, discussed with E&L, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003.

                                        AUDIT COMMITTEE,

                                        Irwin Balaban
                                        Robert B. Friedman

Compensation Committee

      The Board has a Compensation Committee, which currently consists of Messrs. Balaban and Goldman. The Compensation Committee met once during the fiscal year ended May 31, 2003. The Compensation Committee is responsible for reviewing and recommending salaries, bonuses and other compensation for the Company's officers. The Compensation Committee is also responsible for the administering the Company's stock option plan and for establishing terms and conditions of all stock options granted under this plan.

Board of Directors Compensation

      Each non-employee director receives $500 for each Board meeting attended and is reimbursed for all out-of-pocket expenses incurred, in connection with attendance at meetings of the Board, or any committee thereof. Upon election to the Board of Directors, each non-employee director is granted five-year options to purchase 5,000 shares of Common Stock at an exercise price equal to fair market value of the Common Stock at the date of grant. In addition, directors serving on either the Audit Committee or the Compensation Committee are granted additional five-year options to purchase 2,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. These options vest immediately. Upon election to the Board of Directors, on March 24, 2003, by unanimous written consent Mr. Friedman received five-year options to purchase 45,000 shares of Common Stock at an exercise price of $0.09 per share.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth all compensation awarded to, earned by or paid to the chief executive officer ("CEO") of the Company and the Company's four most highly compensated executive officers, whose salary and bonus exceeded $100,000 in compensation for the last fiscal year (collectively, the "Named Executives"):

                                                    Annual Compensation                      Long-Term Compensation Awards
                                                                                            Securities
                                                                        Other Annual        Underlying          All Other
  Name and Principal      Fiscal        Salary          Bonuses        Compensation(1)     Options/SARs      Compensation(2)
       Position            Year           ($)             ($)                ($)                (#)                ($)
Irwin Balaban (3)          2003               0              0                  0                   0                0
  President and Chief      2002               0              0             28,180                   0                0
   Executive Officer       2001               0              0             28,000                   0                0

Judy Frenkel (4)           2003         121,000          5,000                  0                   0            3,417
  Chief Operating          2002         110,000              0             20,000                   0            2,600
   Officer                 2001         110,000              0                  0              30,000            2,200

------------------

      (1) Represents amounts paid for automobile expenses, consulting fees and commissions.

      (2) Represents matching contributions made by the Company pursuant to the Company's 401(k) Plan.

      (3) Since 1983, Mr. Balaban has been Chairman of the Board, and since his retirement in March 1999, has been providing consulting services to the Company under a consulting agreement. In his capacity as a consultant to the Company, Mr. Balaban assumed the offices of President and Chief Executive Officer in July 2001.

      (4)   Ms. Frenkel became Chief Operating Officer of the Company in July
            2001.

                             OPTION YEAR END VALUES

      The following table sets forth the number and value of options exercised by each of the Named Executive Officers during the fiscal year ended May 31, 2003 and of unexercised options held by each of the Named Executive Officers on May 31, 2003:

                                                                 Number of Securities          Value of Unexercised
                      Shares Acquired                           Underlying Unexercised      In-the-Money Options/SARs
                        on Exercise        Value Realized     Options/SARs at FY-End (#)          at FY-End ($)
       Name                 (#)                  ($)          Exercisable/Unexercisable     Exercisable/Unexercisable
Irwin Balaban               ----                ----                   5,000 / 0                      0 / 0
Judy Frenkel                ----                ----                  40,000 / 0                      0 / 0

Employment Agreements

      Ms. Frenkel entered into a severance agreement with the Company on July 28, 2003. The agreement provides Ms. Frenkel with three equal lump sum payments, aggregating fifty percent of her then current rate of annual base salary, upon termination resulting from certain qualifying events, as defined in the agreement. Such qualifying events include but are not limited to, the failure by the surviving corporation to offer employment to Ms. Frenkel following a change of control and the termination of employment of Ms. Frenkel without cause prior to the first anniversary of the change in control of the Company.

         PROPOSAL 2 - Ratification of Selection of Independent Auditors

      Eisner & Lubin, LLP ("E&L") has served as the Company's independent auditors since August 17, 2001 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending May 31, 2004. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Eisner and Lubin, LLP has no interest, financial or otherwise, in the Company.

      A representative from E&L is expected to attend the Annual Meeting and such representative will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from shareholders.

      Shareholder ratification of the selection of E&L as the Company's independent auditors for the fiscal year ending May 31, 2004 does not preclude the Board from terminating its engagement of E&L and retaining new independent auditors, if it determines that such an action would be in the best interest of the Company.

      The proxy holders intend to vote the shares represented by proxies to ratify the Board's selection of E&L as the Company's independent auditors for the fiscal year ending May 31, 2004.

Audit and Related Fees

      Audit Fees. The aggregate fees billed by E&L for professional services rendered for the audit of the Company's annual financial statements for the year ended May 31, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year was $40,000.

      Financial Information Systems Design and Implementation Fees. The Company did not engage E&L to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended May 31, 2003.

      All Other Fees. The aggregate fees billed by E&L for services rendered to the Company, other than for services covered in "Audit Fees" for the year ended May 31, 2003, were $0.

Pre-Approval Policies and Procedures

      The Audit Committee is responsible for recommending independent auditors for selection by the Board of Directors, reviewing with the independent auditors the scope and results of the audit engagement and reviewing and monitoring the provisions of non-audit services performed by the Company's independent auditors. The Audit Committee has established a policy regarding such pre-approval of all services provided by the Company's independent auditors.

      All requests for services by the independent auditors must be presented to the Audit Committee in writing for consideration. Requests must be specific as to the type of services to be provided and may be approved at a meeting of the Audit Committee or by a designated member of the Audit Committee.

Vote Required

      A majority of the votes cast at the Annual Meeting by the shareholders entitled to vote is required to ratify the selection of independent auditors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR
                              ENDING MAY 31, 2004.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended for presentation at the 2004 Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting in accordance with Rule 14a-8(e) promulgated under the Exchange Act, must be received at the address appearing on the first page of this Proxy Statement by May 28, 2004. The proxy rules of the Securities and Exchange Commission limit the circumstances under which the proxy card distributed by registered companies to their shareholders may permit those companies to cast the votes represented by the proxy voting cards in their sole discretion. As applied to the Company, the most important limitation is that for proposals made by a shareholder at the 2004 annual meeting that are not properly submitted by the shareholder for inclusion in the Company's own proxy materials, the Company may vote proxies in its discretion with respect to those proposals only if it has not received notice from the shareholder by May 28, 2004 at the latest that the shareholder intends to make those proposals at the annual meeting.

                                 OTHER BUSINESS

      Other than as described above, the Board knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote all proxies according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

                                    EXPENSES

      The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers or employees of the Company may solicit the return of proxies from certain stockholders by telephone, personal solicitation or facsimile.

                                  ANNUAL REPORT

      The Company's Annual Report on Form 10-KSB for the year ended May 31, 2003, including financial statements, is being mailed herewith. If, for any reason, you do not receive your copy of the Annual Report, please contact Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758, Attention: Shareholder Relations, and another copy will be sent to you.

                                        By Order of the Board of Directors,

                                        Irwin Balaban
                                        Chairman of the Board
                                         and Chief Executive Officer

Dated:   October 31, 2003
         Massapequa, New York

                                                                         Annex A

                       Robocom Systems International Inc.
                             Audit Committee Charter

Organization

There shall be a committee of the Board of Directors to be know as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendation of the independent auditors.

         o Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendation for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.

         o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in the meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the Company.

         o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                 REVOCABLE PROXY
                       ROBOCOM SYSTEMS INTERNATIONAL INC.

   X          PLEASE MARK VOTES
              AS IN THIS EXAMPLE

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Lawrence B. Klein, lawful attorney and proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of Robocom Systems International Inc. to be held in the Executive Conference Room of Robocom Systems International Inc., 511 Ocean Avenue, Massapequa, New York 11758 on December 8, 2003 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

      The Board of Directors recommends a vote "FOR" the proposals set forth below.

Please be sure to sign and date
this Proxy in the boxes below.

                                        --------------------

                                        --------------------
                                        Date

-------------------------------------------------------


-------------------------------------------------------
Shareholder sign above    Co-holder (if any) sign above

                                             With-      For All
                                    For      hold       Except
PROPOSAL 1:                         |_|      |_|          |_|

The Election of Directors:

Irwin Balaban, Robert Friedman, Herbert Goldman, Lawrence B. Klein,.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


----------------------------------------------------

                                    For    Against      Abstain
PROPOSAL 2:                         |_|      |_|          |_|

Ratification of the appointment of Eisner & Lubin, LLP as auditors of the Company for the fiscal year ending May 31, 2004.

      In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

      This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each director nominee of the Board of Directors and for each of the Proposals set forth herein. Any prior proxy is hereby revoked.

--------------------------------------------------------------------------------
                       ROBOCOM SYSTEMS INTERNATIONAL INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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